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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 ------------

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 7, 2001


                              GENSYM CORPORATION
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              (Exact name of registrant as specified in charter)



 Delaware                          000-27696                 04-2932756
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(State or other juris-             (Commission               (IRS Employer
diction of incorporation)          File Number)              Identification No.)



52 Second Avenue Burlington, Massachusetts                   01803
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(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:  (781) 265-7100


                                      N/A
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
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         On June 14, 2001, Gensym Corporation (the "Company"), a Delaware
corporation, announced pursuant to Marketplace Rule 4815(b) that it received notice on June 7, 2001 from the Nasdaq National Market (the "NNM") that the NNM had determined to delist the Company's common stock from the NNM, effective at the opening of business on June 15, 2001, unless the Company requests a hearing prior to that time. Based on the Company's review of its business plan, the Company requested a hearing to appeal Nasdaq's decision. A hearing request will stay the delisting of the Company's securities pending a decision by the Nasdaq Listing Qualifications Panel (the "Panel").

         In its notice to the Company, Nasdaq informed the Company, based on the Company's reported results of operations for the quarter ended March 31, 2001, that the Company was no longer in compliance with the minimum $4,000,000 net tangible assets requirement for the NNM under Marketplace Rule 4450(a)(3). Until the Panel reaches its decision, the Company's common stock will remain listed on the NNM. There can be no assurance as to when the Panel will reach a decision, or that such a decision will be favorable to the Company. An unfavorable decision will result in the immediate delisting of the Company's common stock from the NNM irrespective of the Company's ability to appeal the decision. If delisted, the Company expects that its common stock will be eligible for listing on either the Nasdaq SmallCap Market or the OTCBB.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits

Exhibit No.         Description
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     99.1           Press Release, dated June 14, 2001, announcing receipt of
                    the Nasdaq letter regarding potential delisting.

                                      -2-
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2001                        Gensym Corporation
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                                           (Registrant)



                                           By: /s/ Patrick Courtin
                                              ----------------------------------
                                              Name:  Patrick Courtin
                                              Title: Chief Executive Officer

                                      -3-
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                                 EXHIBIT INDEX

Exhibit No.         Description
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     99.1           Press Release, dated June 14, 2001, announcing receipt of
                    the Nasdaq letter regarding potential delisting.